UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Bonuses

On February 4, 2014, the Compensation Committee of the Board of Directors (the “Committee”) of Medivation, Inc. (the “Company”) approved cash bonuses for the Company’s executive officers pursuant to the Company’s 2013 Bonus Plan, in recognition of both the level of the Company’s achievement of its corporate goals for 2013 and each named executive officer’s contributions toward the achievement of those goals. The bonuses awarded to the named executive officers are set forth in Exhibit 10.1 hereto and are incorporated herein by reference.

2014 Salaries

On February 4, 2014, the Committee approved new base salaries, effective January 1, 2014, for the Company’s named executive officers in the amounts set forth in Exhibit 10.1 hereto, which is incorporated herein by reference.

2014 Target Bonuses

On February 4, 2014, the Committee approved 2014 target bonuses for the Company’s named executive officers, which bonuses are set forth in Exhibit 10.2 hereto and is incorporated herein by reference. The actual bonuses will be paid depending upon Company performance in accordance with the 2014 Bonus Plan, which has not yet been established.

Equity Awards

On February 4, 2014, the Committee approved the grant of stock options and restricted stock units (“RSUs”) under the Company’s Amended and Restated 2004 Equity Incentive Award Plan (the “2004 Plan”) to the Company’s Chief Executive Officer and other named executive officers, other than C. Patrick Machado, the Company’s Chief Business Officer and Chief Financial Officer, who will be retiring from the Company as previously announced and so did not receive any equity awards. The number of shares of the Company’s common stock underlying the grants is set forth in the table below:

Named Executive Officer	Number of Shares of Common Stock Underlying Stock Options	Number of Shares of Common Stock Underlying Restricted Stock Units
David Hung, M.D.	133,000	25,000
President and Chief Executive Officer
Cheryl Cohen	39,000	7,000
Chief Commercial Officer
Lynn Seely, M.D.	39,000	7,000
Chief Medical Officer

The grant date of the stock options, determined in accordance with the Company’s Stock Option Grant Date Policy, will be February 17, 2014. One-fourth of the shares subject to the stock options will vest and become exercisable on the first anniversary of the grant date, and the remaining three-fourths of the shares will vest monthly over the three years thereafter, subject to continued service. The stock options will have an exercise price equal to the fair market value per share of the Company’s common stock on the grant date, as determined in accordance with the terms of the 2004 Plan, and a term of 10 years from the grant date.

The grant date of the RSUs was February 4, 2014. The RSUs will vest annually over three years beginning on February 4, 2014, subject to continued service.

The description of the stock options contained herein is a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to the Stock Option Grant Notice and Stock Option Agreement for use in connection with the grant of the Options, which were filed with the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on February 11, 2005, and incorporated herein by reference to this Current Report on Form 8-K.

The description of the RSUs contained herein is a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Unit Grant Notice and Agreement for use in connection with the grant of the restricted stock units, which was filed with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2012, and incorporated herein by reference to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	2013 Bonuses and 2014 Base Salaries for Named Executive Officers.

10.2	2014 Target Bonuses for Named Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: February 10, 2014	By:	/s/ Jennifer J. Rhodes
Jennifer J. Rhodes General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	2013 Bonuses and 2014 Base Salaries for Named Executive Officers.

10.2	2014 Target Bonuses for Named Executive Officers.